Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

July 23, 2021

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Fidelity Institutional AM® Quantitative Portfolio (the "Target Portfolio") of the Advanced Series Trust (the "Trust" or "AST"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") of the Target Portfolio to be held on September 9, 2021, at 11:00 a.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at: https://www.viewproxy.com/pru/broadridgevsm/.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST T. Rowe Price Asset Allocation Portfolio (the "Acquiring Portfolio") of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about October 18, 2021.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on information available as of December 31, 2020, the Reorganization is expected to benefit shareholders for several reasons, including that:

•  The Combined Portfolio will be larger than the Target Portfolio or the Acquiring Portfolio;

•  The contractual and effective investment management fee rates for the Combined Portfolio will be lower than the contractual and effective investment management fee rates for the Target Portfolio or the Acquiring Portfolio due to reaching an additional breakpoint in the investment management fee schedule of the Acquiring Portfolio on consolidated assets;

•  The total net operating expense ratio for the Acquiring Portfolio and the Combined Portfolio is and will be lower than the total net operating expense ratio for the Target Portfolio;

•  The performance of the Acquiring Portfolio is better than the investment performance of the Target Portfolio for the one-, three-, five-, and ten-year periods ended December 31, 2020;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $2.1 million, based on average portfolio assets for the one-year period ended December 31, 2020; and

•  The annualized estimated Acquiring Portfolio shareholder savings from the Reorganization will be approximately $1.4 million, based on average portfolio assets for the one-year period ended December 31, 2020.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to September 9, 2021. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Fidelity Institutional AM® Quantitative Portfolio (the "Target Portfolio"), which is a series of the Advanced Series Trust (the "Trust" or "AST"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of the Target Portfolio into the AST T. Rowe Price Asset Allocation Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. The proposal is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers of the Target Portfolio and the Acquiring Portfolio, and has been approved by the Board of the Trust. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net operating expense ratio of the Combined Portfolio will be lower than the total net operating expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will receive a reduction in the operating expenses that they pay. As a result, it is expected that Target Portfolio shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. Based on information available as of December 31, 2020, the Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  The Combined Portfolio will be larger than the Target Portfolio or the Acquiring Portfolio;

•  The contractual and effective investment management fee rates for the Combined Portfolio will be lower than the contractual and effective investment management fee rates for the Target Portfolio or the Acquiring Portfolio due to reaching an additional breakpoint in the investment management fee schedule of the Acquiring Portfolio on consolidated assets;

•  The total net operating expense ratio for the Acquiring Portfolio and the Combined Portfolio is and will be lower than the total net operating expense ratio for the Target Portfolio;

•  The performance of the Acquiring Portfolio is better than the investment performance of the Target Portfolio for the one-, three-, five-, and ten-year periods ended December 31, 2020;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $2.1 million, based on average portfolio assets for the one-year period ended December 31, 2020; and

•  The annualized estimated Acquiring Portfolio shareholder savings from the Reorganization will be approximately $1.4 million, based on average portfolio assets for the one-year period ended December 31, 2020.

Please read pages 4-28 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIO'S CURRENT INVESTMENTS?

A. The Combined Portfolio will be subadvised by the Acquiring Portfolio's subadviser and will be managed in accordance with the Acquiring Portfolio's investment objective, strategies and policies. The extent to which the securities of the Target Portfolio will be maintained by the Acquiring Portfolio will be determined consistent with the Acquiring Portfolio's investment objective, strategies and policies. It is estimated that approximately 98% of the Target Portfolio's securities will be transitioned to the Acquiring Portfolio in the Reorganization. Please read pages 4-28 of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

Q6. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the "Board") has approved the proposal and unanimously recommends that you vote in favor of the proposal. See pages 4-28 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $300,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganization will be borne by the Combined Portfolio.

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is June 11, 2021. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place on September 9, 2021, at 11:00 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting via remote communication at https://www.viewproxy.com/pru/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about October 18, 2021.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio during the period within sixty (60) days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

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AST FIDELITY INSTITUTIONAL AM®
QUANTITATIVE PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 9, 2021

To the Shareholders of the AST Fidelity Institutional AM® Quantitative Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Fidelity Institutional AM® Quantitative Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"), will be held on September 9, 2021, at 11:00 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolio into the AST T. Rowe Price Asset Allocation Portfolio (the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on June 11, 2021, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

PROXY STATEMENT
for
AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
A SERIES OF ADVANCED SERIES TRUST

Dated July 23, 2021

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of AST Fidelity Institutional AM® Quantitative Portfolio
into AST T. Rowe Price Asset Allocation Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the "Meeting") of the AST Fidelity Institutional AM® Quantitative Portfolio (the "Target Portfolio"), a series of Advanced Series Trust (the "Trust" or "AST"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the AST T. Rowe Price Asset Allocation Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio, in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held on September 9, 2021, at 11:00 a.m. Eastern Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on June 11, 2021 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about July 23, 2021.

The investment objective of the Target Portfolio is to seek long-term capital growth balanced by current income, while the investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The Target Portfolio and the Acquiring

Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies include Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, Allstate Life Insurance Company and Allstate Life Insurance Company of NY. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 26, 2021, which is incorporated herein by reference and is included with, and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962 dated April 26, 2021 (the "SAI"), relating to this Prospectus/Proxy Statement, or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
4	Summary
7	Information About the Reorganization
11	Comparison of Target Portfolio, the Acquiring Portfolio and the Combined Portfolio
28	Management of the Portfolios
32	Voting Information
34	Additional Information About the Target Portfolio and the Acquiring Portfolio
34	Principal Holders of Shares
35	Financial Highlights
A-1	Exhibit A: Plan of Reorganization
B-1	Exhibit B: Advanced Series Trust Summary Prospectus Relating to the AST T. Rowe Price Asset Allocation Portfolio dated April 26, 2021

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Both the Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. Both the Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Fidelity Institutional AM® Quantitative Portfolio	FIAM LLC ("FIAM")
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc ("T. Rowe Price")

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek long-term capital growth balanced by current income. The investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The Target Portfolio normally invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed income securities. Depending on market conditions and the Target Portfolio Management Team's capital market outlook, equity allocations may range from 55-75% and fixed income allocations may range from 25-45%. Approximately 10-15% of the Target Portfolio's net assets may be allocated to: highly liquid cash bonds and derivative instruments. The Acquiring Portfolio also utilizes a variety of diversifying asset classes and investment styles similar to the Target Portfolio. The Acquiring Portfolio normally invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. Approximately 15-25% of the Target Portfolio's net assets may be allocated to: highly liquid cash bonds and derivative instruments. Both the Target Portfolio and the Acquiring Portfolio utilize a variety of different investment strategies in allocating assets across global equity and fixed income investments.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadviser, T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio are substantially similar to those of the Target Portfolio, as both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, liquidity allocation risk, liquidity and valuation risk, market and management risk, and regulatory risk. In addition, the Target Portfolio, but not the Acquiring Portfolio, is subject to leverage risk, license risk, loan risk, portfolio turnover risk, quantitative model risk, short sales risk, and small and medium sized company risk as principal risks. The Acquiring Portfolio, but not the Target Portfolio, is subject to asset allocation risk, emerging markets risk, exchange-traded funds risk, large company risk, market capitalization risk, and real asset risk as principal risks. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual and current effective investment management fee rates for the Acquiring Portfolio are lower than the contractual and current effective investment management fee rates for the Target Portfolio, and they are expected to remain lower than that of the Target Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganization on December 31, 2020, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolio, and is expected to remain lower following completion of the Reorganization. This means that Target Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of 12/31/20)
(expenses that are deducted from Portfolio assets)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.65%		0.62%		0.61%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.04%		0.02%		0.02%
Total Annual Portfolio Operating Expenses	0.94%		0.89%		0.88%
Fee Waiver and/or Expense Reimbursement	(0.02	)%(1)	(0.01	)%(2)	(0.01	)%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%		0.88%		0.87%

(1)  The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(2)  The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 0.92% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio(1)	$94	$298	$518	$1,153
Acquiring Portfolio(1)	$90	$283	$492	$1,095
Combined Portfolio (Pro Forma Surviving)(1)	$89	$280	$487	$1,083

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2020)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2020, the Target Portfolio's turnover rate was 206% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 169% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Acquiring Portfolio and the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager of the Target Portfolio, the Board, including the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganization. The Manager is recommending the Reorganization due to the potential for improved performance Target Portfolio shareholders and expected net outflows due to the insurance product that utilizes the Portfolio being closed to new investors. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganization.

Based on detailed information the Manager provided the Board regarding the Target Portfolio and the Acquiring Portfolio as of December 31, 2020, the Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  The Combined Portfolio will be larger than the Target Portfolio or the Acquiring Portfolio;

•  The contractual and effective investment management fees rate for the Combined Portfolio will be lower than the contractual and investment management fee rates for the Target Portfolio or the Acquiring Portfolio due to reaching an additional breakpoint in the investment management fee schedule of the Acquiring Portfolio on consolidated assets;

•  The total net operating expense ratio for the Acquiring Portfolio and the Combined Portfolio is and will be lower than the total net operating expense ratio for the Target Portfolio;

•  The performance of the Acquiring Portfolio is better than the investment performance of the Target Portfolio for the one-, three-, five-, and ten-year periods ended December 31, 2020;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $2.1 million, based on average portfolio assets for the one-year period ended December 31, 2020; and

•  The annualized estimated Acquiring Portfolio shareholder savings from the Reorganization will be approximately $1.4 million, based on average portfolio assets for the one-year period ended December 31, 2020.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganization. In connection with the Reorganization, there will be purchases and sales of securities, which will result in costs, such as brokerage commissions. The Manager currently expects that all or substantially all of the Target Portfolio's assets will be transferred in-kind into the Acquiring Portfolio and all or substantially all of the transactions will be made by the Combined Portfolio after the Reorganization. Any costs for transactions prior to the Reorganization will be borne by the Target Portfolio shareholders, and any costs for transactions after the Reorganization will be borne by the Combined Portfolio shareholders. Actual portfolio sales and purchases after the Reorganization will depend on portfolio composition, market conditions and other factors at the time of the Reorganization. It is estimated that approximately 98% of the Target Portfolio's securities will be transitioned to the Acquiring Portfolio in the Reorganization. The Manager currently estimates that portfolio repositioning after the Reorganization may result in the commission costs of approximately 0.01% of the net assets of the Combined Portfolio. Commission costs may vary from this estimate.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about October 18, 2021. This is called the "Closing Date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is approximately $300,000. Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganization will be borne by the Combined Portfolio.

Certain Federal Income Tax Considerations

Both Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganization may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5.  The Acquiring Portfolio's tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6.  A Target Portfolio shareholder's tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Acquiring Portfolio Shares to be received by shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE TARGET PORTFOLIO, THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek long-term capital growth balanced by current income. The investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The Target Portfolio normally invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed income securities. Depending on market conditions and the Target Portfolio Management Team's capital market outlook, equity allocations may range from 55-75% and fixed income allocations may range from 25-45%. Approximately 10-15% of the Target Portfolio's net assets may be allocated to: highly liquid cash bonds and derivative instruments. The Acquiring Portfolio also utilizes a variety of diversifying asset classes and investment styles similar to the Target Portfolio. The Acquiring Portfolio normally invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. Approximately 15-25% of the Target Portfolio's net assets may be allocated to: highly liquid cash bonds and derivative instruments. Both the Target Portfolio and the Acquiring Portfolio utilize a variety of different investment strategies in allocating assets across global equity and fixed income investments.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadviser, T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Target Portfolio is to seek long-term capital growth balanced by current income.	The investment objective of the Acquiring Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	The investment objective of the Combined Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

Target Portfolio	Acquiring Portfolio	Combined Portfolio
Principal Investment Strategies:	The Target Portfolio allocates its assets across uniquely specialized investment strategies. The Target Portfolio has investment strategies that invest primarily in equity securities and fixed income strategies, as well as an investment strategy designed to provide liquidity. The actively managed investment strategies seek to add value through bottom-up security selection. The Target Portfolio normally invests 65% of its assets in equity securities and 35% of its assets in fixed income securities depending on market conditions and the Target Portfolio's capital market assumptions. The Target Portfolio also seeks to add value through active allocation driven by the portfolio management team's evolving secular, cyclical and tactical views of the markets.
Depending on market conditions and the Target Portfolio Management Team's capital market outlook, equity allocations may range from 55-75% and fixed income allocations may range from 25-45%. The Target Portfolio is constructed using in-depth quantitative research and a diverse set of quantitative models, supplemented by fundamental research. An integral part of the investment process is intensive risk management at two levels: (1) at the Target Portfolio level and (2) at the Investment Strategy level. FIAM reserves the right to over-weight, underweight, or exclude certain Investment Strategies from the holdings of the Target Portfolio while maintaining exposures within broad asset	In pursuing its investment objective, the Acquiring Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
T. Rowe Price concentrates common stock investments in larger, more established companies, but the Acquiring Portfolio may include small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. The Acquiring Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Acquiring Portfolio.
Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. Up to 10% of the equity portion of the Acquiring Portfolio may be allocated to a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets.	In pursuing its investment objective, the Combined Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
T. Rowe Price concentrates common stock investments in larger, more established companies, but the Combined Portfolio may include small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. The Combined Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Combined Portfolio.
Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. Up to 10% of the equity portion of the Combined Portfolio may be allocated to a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets.

Target Portfolio	Acquiring Portfolio	Combined Portfolio
class guidelines. The typical allocation among the various asset classes is set forth below:
Investment                 Approx.       Typical
Strategy                    Allocation      Range

Equity
US                               32.5%       20-55%
Non-US                      32.5%       15-35%

Total Equity               65%      55-75%

Fixed Income
Investment Grade         32%       25-45%
Below Investment
Grade                            3%           0-5%

Total Fixed
Income                      35%       25-45%

1. Global Quantitative Equity: Seeks to outperform the MSCI World Index (developed markets) on a risk-adjusted basis with an emphasis on downside protection. The Global Quantitative Equity discipline employs a quantitative alpha source, derived systematically from proprietary analyst ratings, with quantitative risk management. Portfolio construction is determined by a quantitative investment process that uses an optimizer to minimize portfolio expected risk given the alpha source, while dynamically adjusting risk exposures to countries, currencies, and industries.
2. Quantitative Large Cap Core: Seeks to outperform the S&P 500® Index while managing market, industry, and style bets. The Quantitative Large Cap Core discipline employs a quantitative investment process. The process is based on a collection of proprietary computer programs, or models, that calculate expected return rankings based on variables such as earnings growth prospects, valuation, and relative strength. Portfolio	For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities, and commodities.
The fixed income portion of the Acquiring Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies and money market vehicles. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Acquiring Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Acquiring Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Acquiring Portfolio's net assets.
The precise mix of equity and fixed income investments depends on T. Rowe Price's outlook for the markets. When deciding upon asset allocations, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is	For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities, and commodities.
The fixed income portion of the Combined Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies and money market vehicles. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Combined Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Combined Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Combined Portfolio's net assets.
The precise mix of equity and fixed income investments depends on T. Rowe Price's outlook for the markets. When deciding upon asset allocations, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is

Target Portfolio	Acquiring Portfolio	Combined Portfolio
construction uses a traditional optimizer that maximizes expected return of the portfolio, while managing tracking error.
3. Small Cap Core: Seeks to outperform the Russell 2000 Index over a full market cycle by investing in a diversified portfolio of US small cap equities. The Small Cap Core strategy capitalizes on FIAM and Fidelity's extensive research capabilities by using rigorous fundamental research to identify the best investment opportunities. The portfolio is constructed to have similar characteristics and sector weights relative to the benchmark, generating value-added primarily through stock selection.
4. International Equity Growth: Seeks to add value in excess of the MSCI EAFE Growth Index. The strategy typically will invest 70% or more in international developed equities with flexibility to gain exposure to companies in the US and emerging markets whose revenue is primarily generated in international developed markets.
5. International Equity Value: Seeks long-term capital appreciation over a market cycle relative to the MSCI EAFE Value® Index, through active management, of primarily, non-US securities, with a focus on buying quality companies that have the ability to compound value through time.
6. Emerging Markets Equity: Seeks to provide excess returns relative to the MSCI Emerging Markets®	expected. The Acquiring Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and T. Rowe Price will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Acquiring Portfolio.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a fund that invests both in equity and fixed income securities, the Acquiring Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
The Acquiring Portfolio's principal investment strategies also include an allocation to a liquidity strategy in which the Acquiring Portfolio will allocate approximately 15-25% of its net assets. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are "to be announced" mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income	expected. The Combined Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and T. Rowe Price will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Combined Portfolio.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a fund that invests both in equity and fixed income securities, the Combined Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
The Combined Portfolio's principal investment strategies also include an allocation to a liquidity strategy in which the Combined Portfolio will allocate approximately 15-25% of its net assets. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are "to be announced" mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income

Target Portfolio	Acquiring Portfolio	Combined Portfolio
Index (Net) while maintaining similar fundamental characteristics. The discipline is an innovative investment approach that capitalizes on the Subadviser's fundamental research by combining stock selection with quantitative risk control.
7. Intermediate Duration: Seeks to outperform the Bloomberg Barclays Intermediate Government/Credit Bond® Index by investing in a full spectrum of investment-grade securities, with a focus on intermediate duration issues. Sector valuation and individual security selection is emphasized, while managing duration in line with the index. Macroeconomic and top-down perspectives also play a role. The investment decision-making process is implemented within a team framework. However, each account has a lead portfolio manager, who is responsible for all sector and security level decisions. Portfolios are constructed using in-depth quantitative research, supplemented with fundamental analysis. Each day, proprietary quantitative models are applied to over 140,000 securities across the entire investment-grade universe, providing us with a comprehensive understanding of risk and return characteristics in the government, credit, and structured sectors of the market.
8. Long Duration: Seeks to outperform the Bloomberg Barclays Long-Term Government/Credit Bond® Index by investing in a full	portions of the Acquiring Portfolio; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Acquiring Portfolio or other circumstances relevant to the Acquiring Portfolio's overall investment process.
In pursuing its investment objective, the Acquiring Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Acquiring Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Acquiring Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Equity Securities. When selecting particular stocks to purchase, T. Rowe Price examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are	portions of the Combined Portfolio; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Combined Portfolio or other circumstances relevant to the Combined Portfolio's overall investment process.
In pursuing its investment objective, the Combined Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Combined Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Combined Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Equity Securities. When selecting particular stocks to purchase, T. Rowe Price examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are

Target Portfolio	Acquiring Portfolio	Combined Portfolio
spectrum of investment-grade securities, with a focus on long duration issues. An integral part of the strategy is intensive quantitative risk management with a focus on limiting tracking error. The investment process emphasizes sector allocation and individual security selection, while managing duration in line with the index. Macroeconomic and top-down perspectives also play a role. The investment decision-making process is very similar to that of the Intermediate Duration portfolio.
9. Mortgage-Backed Securities: Seeks to generate returns that exceed the Bloomberg Barclays Securitized Index through investments in investment grade fixed income securities, primarily mortgage-related securities and other securitized debt instruments. An integral part of the strategy is intensive quantitative risk management with a focus on limiting tracking error.
10. Investment Grade Credit: Seeks to outperform the Bloomberg Barclays US Credit Bond® Index by investing in a full spectrum of US dollar—denominated investment-grade securities. An integral part of the strategy is intensive risk management with a focus on low tracking error. The investment process emphasizes sector allocation and individual security selection, while managing duration in-line with the index. Macroeconomic and top down perspectives also play a role. The investment decision-making process is very similar to that of the	drawn from the overall US market while international equities are selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Acquiring Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Acquiring Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Acquiring Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect T. Rowe Price's outlook for interest rates. The Acquiring Portfolio may also invest in Treasury Inflation Protected Securities (TIPS). The cash reserves component will consist of high	drawn from the overall US market while international equities are selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Combined Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Combined Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Combined Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect T. Rowe Price's outlook for interest rates. The Combined Portfolio may also invest in Treasury Inflation Protected Securities (TIPS). The cash reserves component will consist of high quality domestic and foreign

Target Portfolio	Acquiring Portfolio	Combined Portfolio
Intermediate Duration portfolio.
11. Leveraged Loans: The FIAM Leveraged Loan discipline seeks to outperform the S&P/LSTA Leveraged Loan index. It invests in corporate floating rate loans and seeks to exploit market inefficiencies primarily via in-depth fundamental credit research on capital structure, covenants, collateral value, and the ability to monetize that collateral as necessary. Since these are floating rate instruments, interest rate movements are less relevant to changes in performance. Rather, loan performance is primarily linked to the financial health and operating performance of the issuer. As such, the downside risk associated with a loan investment makes it imperative to accurately assess the credit fundamentals and underlying collateral. The portfolio management team takes a bottom-up approach, focusing on understanding each position relative to the benchmark in order to help minimize downside volatility, while also participating in up markets. Strong quantitative risk management controls are embedded in every aspect of the investment process. Through the use of proprietary quantitative resources, the portfolio management team has real time measurements of all portfolio risk characteristics relative to the benchmark.
12. Inflation-Protected Bonds: Seeks to generate returns that match those of the Bloomberg Barclays U.S. TIPS Index by investing	quality domestic and foreign money market instruments, including money market funds managed by T. Rowe Price.
Liquidity Strategy. The Acquiring Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Acquiring Portfolio-level risk and changes in the Acquiring Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are "to be announced" mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Acquiring Portfolio or	money market instruments, including money market funds managed by T. Rowe Price.
Liquidity Strategy. The Combined Portfolio allocates approximately 15-25% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Combined Portfolio-level risk and changes in the Combined Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are "to be announced" mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Combined Portfolio or other circumstances relevant

Target Portfolio	Acquiring Portfolio	Combined Portfolio
primarily in 1-year to 30-year U.S. TIPS. The strategy takes an indexing approach to portfolio management that (1) seeks to construct a portfolio that owns all the securities in the benchmark index at all times, and (2) seeks to own each security in such a way that its percentage ownership (or weight) in the portfolio comes close to matching the weight of the security in the benchmark index.
13. Liquidity Strategy: The Target Portfolio allocates approximately 10-15% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Target Portfolio-level risk and changes in the Target Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity	other circumstances relevant to the Acquiring Portfolio's overall investment process.
Other Investments:
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Acquiring Portfolio investments in hybrid instruments are limited to 10% of total assets.
Swap Agreements. The Acquiring Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Acquiring Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and	to the Combined Portfolio's overall investment process.
Other Investments:
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Combined Portfolio investments in hybrid instruments are limited to 10% of total assets.
Swap Agreements. The Combined Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Combined Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

Target Portfolio	Acquiring Portfolio	Combined Portfolio

strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.

to adjust portfolio duration or credit risk exposure.
The Acquiring Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Acquiring Portfolio's exposure to the equity and fixed income markets. The Acquiring Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Acquiring Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. To the extent the Acquiring Portfolio uses these investments, it will be exposed to additional volatility and potential losses. Additionally, the Acquiring Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

The Combined Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Combined Portfolio's exposure to the equity and fixed income markets. The Combined Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Combined Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. To the extent the Combined Portfolio uses these investments, it will be exposed to additional volatility and potential losses. Additionally, the Combined Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Target Portfolio and the Acquiring Portfolio have similar investment objectives and similar principal investment strategies. An investment in the Target Portfolio involves similar risks as an investment in the Acquiring Portfolio. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Allocation Risk. The Portfolio's overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.	No	Yes	Yes
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	No	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	No	Yes	Yes
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio's gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.	Yes	No	No
License Risk. The termination of a license used by the Portfolio, the Manager or a subadviser may have a significant effect on the operation of the Portfolio.	Yes	No	No

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Liquidity Allocation Risk. The Portfolio's liquidity strategy will result in a decrease in the amount of the Portfolio's assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Loan Risk. Investments in loans rated below investment grade, or unrated securities of similar quality, not registered with the Securities and Exchange Commission or listed on a securities exchange may be less liquid and more difficult to value than investments in instruments for which a trading market exists. Such investments are also subject to interest rate risk. Additionally, established settlement standards or remedies do not exist for portfolio transactions in loans.	Yes	No	No
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.	No	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	Yes	Yes
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.	Yes	No	No
Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio's investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.	No	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.	Yes	No	No
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.	Yes	No	No

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Target Portfolio's average annual returns compare to the returns of a custom blended index, which consists of the S&P 500 Index (27%), Russell 2000 Index (5.5%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (32.5%), and Bloomberg Barclays US Aggregate Index (35%). PGIM Investments and ASTIS determined the weight of each index comprising the blended index.

Note: The AST Fidelity Institutional AM® Quantitative Portfolio, changed subadvisers and changed its investment policies and strategies effective February 10, 2014. The annual returns prior to February 10, 2014 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

BEST QUARTER: 12.93% (2nd quarter of 2020) WORST QUARTER: -16.73% (1st quarter of 2020)

Average Annual Total Returns (as of 12/31/20)

	1 YEAR	5 YEARS	10 YEARS
Target Portfolio	8.76%	7.89%	6.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.20%	9.27%	7.92%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Acquiring Portfolio's average annual returns compare to the returns of a custom blended index, which consists of the Russell 3000 Index (45%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%) and Bloomberg Barclays US Aggregate Index (40%). PGIM Investments and ASTIS determined the weight of each index comprising the custom blended index.

Annual Total Returns

BEST QUARTER: 15.33% (2nd Quarter of 2020) WORST QUARTER: -16.26% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/20)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	12.53%	9.83%	8.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	14.39%	10.17%	8.86%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2020: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$4,683,680,054	$15,098,390,628	$—		$19,782,070,682
Total shares outstanding	261,959,791	400,381,596	(137,757,191	)(a)	524,584,196
Net asset value per share	$17.88	$37.71	$—		$37.71

(a)    Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) FIAM and (iii) T. Rowe Price. FIAM serves as the subadviser to the Target Portfolio and T. Rowe Price serves as the subadviser to the Acquiring Portfolio.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of December 31, 2020, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2020, ASTIS served as the investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $187.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreements"), provides that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Trust's Management Agreements and the subadvisory agreements are available in the Trust's semi-annual reports (for agreements approved during the six-month period ended June 30) and in the Trust's annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Portfolios. The Target Portfolio is subadvised by FIAM, and the Acquiring Portfolio is subadvised by T. Rowe Price. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio will be managed by T. Rowe Price.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio

FIAM is an indirectly held subsidiary of FMR LLC. As of December 31, 2020, FIAM managed approximately $257.65 billion in assets. FIAM is located at 900 Salem Street, Smithfield, Rhode Island 02917.

The portfolio managers from FIAM with joint and primary responsibility for managing the Target Portfolio are Thomas McFarren, Ed Heilbron and Catherine Pena.

Thomas McFarren, CFA, Portfolio Manager. Thomas McFarren is a portfolio manager at FIAM. He manages custom multi-asset class mandates for institutional investors and financial intermediaries. Prior to assuming his current position, Mr. McFarren was a Quantitative Analyst, working closely with the Global Institutional Solutions portfolio management team. He provided quantitative research and analysis to support investment decision-making, portfolio construction, and risk management. Before joining Fidelity in 2014, Mr. McFarren was a vice president and an associate at BlackRock. During this time, he focused on portfolio construction and multi-asset class investment research. Previously, Mr. McFarren was an associate at Barclays Global Investors. He has been in the financial industry since 2007. Mr. McFarren earned his bachelor of science degree in physiology and his master of science degree in finance from the University of Arizona. He is a Chartered Financial Analyst charterholder.

Ed Heilbron, Portfolio Manager. Ed Heilbron is a portfolio manager at FIAM. He manages custom multi-asset class portfolios for clients of the Institutional Solutions group. Before joining Fidelity in 2006, Ed was a principal for seven years with Mercer Investment Consulting, where he chaired their US Strategic Asset Allocation Committee and focused on asset allocation for the defined benefit plans of some of the firm's largest clients. Prior to Mercer, Ed held investment, corporate finance, and actuarial positions in the annuity and life insurance industry. He has been in the industry since 1979. Ed earned his Bachelor of Arts degree in mathematics from Dartmouth College and his Master of Business Administration degree in finance, with distinction, from the Wharton School at the University of Pennsylvania.

Catherine Pena, CFA, Portfolio Manager. Cathy Pena is a portfolio manager at FIAM. She manages multi-asset class portfolios for institutional clients, and is directly involved in strategic asset allocation analysis, manager selection, portfolio construction, and tactical asset allocation. Prior to assuming her current role in May 2013, Cathy was the portfolio manager of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund from 2005-2013. Previously, she held various other positions, including that of portfolio manager of various multi-asset class and multi-manager portfolios for clients of Portfolio Advisory Services mutual fund wrap program from 2000-2005, and research analyst/senior research analyst from 1996 to 1999. Before joining Fidelity in 1996, Cathy worked as an analyst at Credit Suisse First Boston from 1995-1996. She has been in the investment industry since 1995. Cathy earned her bachelor of science in business administration degree and her bachelor of arts degree in French from Xavier University, as well as her master of arts degree in economics from Southern Methodist University. She is a Chartered Financial Analyst charterholder.

Acquiring Portfolio

T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.47 trillion in assets as of December 31, 2020. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price has an Investment Advisory Committee that is responsible for the day-to-day management of the Acquiring Portfolio and developing and executing the Acquiring Portfolio's investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are co-chairmen of the Investment Advisory Committee and are jointly and primarily responsible for implementing and monitoring the Acquiring Portfolio's overall investment strategy, as well as the allocation of the Acquiring Portfolio's assets.

Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. He is the president of the Global Allocation, Balanced, Spectrum, and Personal Strategy Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is cochair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.

Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of FIAM and T. Rowe Price to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolio's and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Fidelity Institutional AM® Quantitative Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% on next $2.5 billion of average daily net assets;

0.5725% on next $2.5 billion of average daily net assets;

0.5525% on next $5 billion of average daily net assets;

0.5325% over $20 billion of average daily net assets

Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of December 31, 2020, the effective management fee rate, net of waivers, for the Combined Portfolio would be 0.60% based on the contractual investment management fee rate of the Acquiring Portfolio. Additionally, based on the current assets under management for each of the Portfolios as of December 31, 2020, and assuming completion of the Reorganization on that date, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting via remote communication at https://www.viewproxy.com/pru/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at https://www.viewproxy.com/pru/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of the Portfolios is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust under file number 033-24962, dated April 26, 2021, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolio had 248,709,755.501 shares outstanding. As of the Record Date, the Acquiring Portfolio had 380,369,983.380 shares outstanding.

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
AST Fidelity Institutional AM® Quantitative Portfolio	Pruco Life Insurance Company PLAZ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	178,340,334.343 / 71.71%
	Pru Annuity Life Assurance Corp. PALAC—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	48,639,651.119 / 19.56%
	Pruco Life Insurance Company PLNJ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	20,747,453.222 / 8.34%

Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
AST T. Rowe Price Asset Allocation Portfolio	PRUCO Life Insurance Company PLAZ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	288,031,773.841 / 75.72%
	Pru Annuity Life Assurance Corp. PALAC—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	59,220,355.743 / 15.57%
	Pruco Life Insurance Company PLNJ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	30,366,056.253 / 7.98%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2020 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust's financial statements are included in the Trust's annual reports to shareholders, which are available upon request.

	AST Fidelity Institutional AM® Quantitative Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.43	$13.70		$14.85		$12.75	$12.23
Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.25		0.24		0.18	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.33	2.48		(1.39)		1.92	0.35
Total from investment operations	1.45	2.73		(1.15)		2.10	0.52
Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)
Net Asset Value, end of year	$17.88	$16.43		$13.70		$14.85	$12.75
Total Return(f)	8.76%	20.00	%(g)	(7.74	)%(g)	16.47%	4.25	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,684	$4,810		$4,135		$5,304	$4,792
Average net asset (in millions)	$4,214	$4,649		$5,011		$5,095	$4,743
Ratios to average net assets(h):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.92%		0.92%		0.94%	0.87%
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.94%		0.93%		0.94%	0.94%
Net investment income (loss)	0.76%	1.61%		1.60%		1.33%	1.34%
Portfolio turnover rate(i)(j)	206%	148%		126%		152%	174%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Target Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Target Portfolio, from Prudential, in connection with the failure to timely compensate the Target Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Target Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Represents payment received by the Target Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Does not include expenses of the underlying funds in which the Target Portfolio invests.

(i)  The Target Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)  The Target Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Target Portfolio's portfolio turnover rate may be higher.

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.51	$27.73		$29.29		$25.38	$23.60
Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.60		0.55		0.45	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.76	5.18		(2.11)		3.46	1.36
Total from investment operations	4.20	5.78		(1.56)		3.91	1.77
Capital Contributions	—	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)
Net Asset Value, end of year	$37.71	$33.51		$27.73		$29.29	$25.38
Total Return(f)	12.53%	20.84	%(g)	(5.33	)%(g)	15.41%	7.54	%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15,098	$14,946		$12,971		$15,569	$14,208
Average net asset (in millions)	$13,597	$14,407		$14,949		$15,030	$13,732
Ratios to average net assets(i):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.88%		0.87%		0.88%	0.87%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.89%		0.88%		0.89%	0.89%
Net investment income (loss)	1.33%	1.94%		1.86%		1.64%	1.68%
Portfolio turnover rate(j)	169%	72%		61%		66%	95%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Acquiring Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to timely compensate the Acquiring Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.

(i)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(j)  The Acquiring Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Acquiring Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 26, 2021

FIDO-PS-2021

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of , 2021. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [October 18, 2021], or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2020, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal

Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2020, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring

Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2021], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio	AST T. Rowe Price Asset Allocation Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated July 23, 2021

655 Broad Street
Newark, New Jersey 07102

Reorganization of AST Fidelity Institutional AM® Quantitative Portfolio into the AST T. Rowe Price Asset Allocation Portfolio

This Statement of Additional Information (the "SAI") expands upon and supplements information contained in the combined Proxy Statement of the AST Fidelity Institutional AM® Quantitative Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"), and the Prospectus of the AST T. Rowe Price Asset Allocation Portfolio (the "Acquiring Portfolio", and together with the Target Portfolio, the "Portfolios"), a series of the Trust, dated July 23, 2021 (such combined Proxy Statement and Prospectus being referred to herein as the "Prospectus/Proxy Statement").

This SAI relates specifically to the proposed transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, under file number 033-24962, dated April 26, 2021 (the "Trust SAI"), which is hereby incorporated by reference. Those portions of the SAI of the Trust relating to the Target Portfolio are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2020, and the independent auditors' report thereon, dated February 24, 2021, are incorporated herein by reference from the Trust's Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the "SEC") maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Page No.
Investment Restrictions	S-3
Pro Forma Financial Information	S-5
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-8

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio will not:

1.  Issue senior securities, except as permitted under the 1940 Act.

2.  Borrow money, except that the Target Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Target Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Target Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Target Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3.  Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of Target Portfolio securities.

4.  Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Target Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5.  Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio's investment policies, or (ii) investing in securities of any kind.

6.  Make loans, except that the Target Portfolio may (i) lend Target Portfolio securities in accordance with the Target Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.  Purchase any security if, as a result, more than 25% of the value of the Target Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8.  With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or change in average duration of the Target Portfolio's investment Target Portfolio, resulting from changes in the value of the Target Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Target Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), the Target Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Target Portfolio's assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio will not:

1.  Borrow money except that the Acquiring Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Acquiring Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Acquiring Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2.  Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

3.  Purchase the securities of any issuer if, as a result, more than 25% of the value of the Acquiring Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

4.  Make loans, although the Acquiring Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend Acquiring Portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Acquiring Portfolio's total assets; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

5.  Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Acquiring Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US government, or any of its agencies or instrumentalities.

6.  Purchase a security if, as a result, with respect to 75% of the value of the Acquiring Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Acquiring Portfolio (other than obligations issued or guaranteed by the US government, its agencies or instrumentalities).

7.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Acquiring Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8.  Issue senior securities except in compliance with the 1940 Act.

9.  Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its Acquiring Portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (1) and (4), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (2), the Acquiring Portfolio does not consider currency contracts on hybrid investments to be commodities.

For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

For purposes of investment restriction (4), the Acquiring Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The unaudited pro forma information set forth below for the 12-month period ended December 31, 2020, is intended to present ratios and supplemental data as if the Reorganization had been consummated at January 1, 2021. Such unaudited pro forma information should be read in conjunction with the Trust's Annual Report to Shareholders under file number 811-05186, dated December 31, 2020, relating to the Target Portfolio and the Acquiring Portfolio, which is on file with the SEC and is available at no charge.

For the 12-months ended December 31, 2020, the average daily net assets of the Target Portfolio were approximately $4,214 million ($4,683 million in net assets), and the average daily net assets of the Acquiring Portfolio were approximately $13,597 million ($15,100 million in net assets). The pro forma average daily net assets of the Combined Portfolio for the 12-months ended December 31, 2020, would have been approximately $17,811 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered public accounting firm. Each of these service providers has entered into an agreement with the Trust and PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS", and together with PGIM Investments, the "Manager") on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are both managed by PGIM Investments and ASTIS. The subadviser for the Target Portfolio is FIAM LLC and the subadviser for the Acquiring Portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price").

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Fidelity Institutional AM® Quantitative Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% on next $2.5 billion of average daily net assets;

0.5725% on next $2.5 billion of average daily net assets;

0.5525% on next $5 billion of average daily net assets;

0.5325% over $20 billion of average daily net assets

	Target Portfolio			Acquiring Portfolio			Combined Portfolio*
	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$27,552,333	0.65%		$84,621,274	0.62%		$108,182,028	0.61%
Distribution and/or Service Fees (l2b-l Fees)	10,533,982	0.25%		33,991,823	0.25%		44,525,804	0.25%
Other Expenses	1,598,692	0.04%		2,134,810	0.02%		3,183,705	0.02%
Total Annual Portfolio Operating Expenses	$39,685,007	0.94%		$120,747,907	0.89%		$155,891,537	0.88%
Fee Waiver and/or Expense Reimbursement	(842,719)	(0.02	)%(1)	(1,373,270)	(0.01	)%(2)	(1,798,842)	(0.01	)%(3)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$38,842,288	0.92%		$119,374,637	0.88%		$154,092,695	0.87%

(1)  The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(2)  The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 0.92% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Prudential Annuities Distributors, Inc. ("PAD") serves as the distributor of each portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PGIM Investments. For the 12-month period ended December 31, 2020, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust's prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

Generally, as the asset size of a portfolio increases, the Other Expenses, as a percentage of net assets, decrease. Given that the Combined Portfolio is expected to be larger than the Target Portfolio, the Other Expenses of the Combined Portfolio would have been lower than the Other Expenses of the Target Portfolio had the Reorganization occurred on December 31, 2020 as a percentage of net assets.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio's holdings. It is estimated that approximately 98% of the Target Portfolio's securities will be transitioned to the Acquiring Portfolio in the Reorganization. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Acquiring Portfolio is set forth below.

Subadvisory Agreements for Acquiring Portfolio and Combined Portfolio

The Manager has entered into a subadvisory agreement with T. Rowe Price, pursuant to which PGIM Investments and ASTIS (and not the Acquiring Portfolio) will pay T. Rowe Price the annualized fees shown below.

Current Contractual Subadvisory Fee Rate	Contractual Subadvisory Fee Rate (effective as of 10/18/21)
0.50% first $25 million	0.50% first $25 million
0.35% from $25 million to $50 million	0.35% from $25 million to $50 million
0.26% from $50 million to $10 billion	0.26% from $50 million to $10 billion
0.25% on assets over $10 billion	0.25% from $10 billion to $15 billion
0.23% on all assets once assets exceed $15 billion

T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the Acquiring Portfolio. Under this arrangement, T. Rowe Price will waive its subadvisory fee for the Acquiring Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe Price for any portfolio affiliated with the Manager. In addition, T. Rowe Price will waive its subadvisory fee for the Acquiring Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

•  Advanced Series Trust AST Advanced Strategies Portfolio

•  Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

•  Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio

•  Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

•  Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

•  Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

•  Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio

•  Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

•  The Prudential Series Fund PSF Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the "other accounts"):

Combined Average Daily Net Assets up to $20 billion:

•  2.5% fee reduction on combined assets up to $1 billion

•  5.0% fee reduction on combined assets on the next $1.5 billion

•  7.5% fee reduction on combined assets on the next $2.5 billion

•  10.0% fee reduction on combined assets on the next $5.0 billion

•  12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

•  12.5% fee reduction on combined assets up to $20 billion

•  15.0% fee reduction on combined assets on the next $10.0 billion

•  17.5% fee reduction on combined assets over $30 billion

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of December 31, 2020. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of December 31, 2020.

Subadviser	Portfolio Managers	Other Pooled Investment Companies	Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price	Charles M. Shriver, CFA	13/$32,017,940,748	23/$7,682,159,715	17/$1,970,017,022	None
	Toby M. Thompson, CFA, CAIA	9/$23,084,307,127	26/$8,041,050,921	24/$550,822,206	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price International Ltd.

T. Rowe Price Japan, Inc.

T. Rowe Price Hong Kong Limited (collectively, T. Rowe Price)

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors:

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform;

working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price's long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price's fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.